SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)                April 14, 1998
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                             Linens 'n Things, Inc.
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               (Exact name of registrant as specified in charter)



         Delaware                       1-12381                    22-3463939
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(State or other jurisdiction          (Commission           (I.R.S. Employer
  of incorporation or organization)    File Number)          Identification No.)




6 Brighton Road, Clifton, New Jersey                                 07015
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(Address or principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code            (973)778-1300
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Inapplicable
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(Former name or former address, if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         On April 14, 1998, the Board of Directors of the Company approved a two-for-one split of its common stock to be effected in the form of a stock dividend. The stock dividend will be one additional share of common stock for each outstanding share of common stock. The stock dividend will be distributed on May 7, 1998 to shareholders of record on April 24, 1998. The Company has 19,432,303 shares of common stock outstanding as of April 14, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 15, 1998

                                          Linens 'n Things, Inc.
                                          (Registrant)

                                          WILLIAM T. GILES
                                     By: -------------------------------------
                                          William T. Giles
                                          Chief Financial Officer